Exhibit 10.1

AMENDMENT NO. 1
TO
TRUST AGREEMENT
Effective January 1, 2003
among
Platinum Underwriters Bermuda, Ltd.
(as “Grantor”)
And
 Platinum Underwriters Reinsurance, Inc.
(as “Beneficiary”)
And
State Street Bank and Trust Company
(the “Trustee”)

WHEREAS, the Grantor, the Beneficiary and the Trustee entered into a Trust Agreement (the “Trust Agreement”) dated as of January 1, 2003;

WHEREAS, the Grantor, Beneficiary and the Trustee desire to amend the Trust Agreement to include all Quota Share Retrocession Agreements between the Beneficiary as Retrocedant and the Grantor as Retrocessionaire and as identified on Schedule A hereto.

NOW, THEREFORE, for and in consideration of the premises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree to amend Schedule A to the Trust Agreement as follows:

1.       The first WHEREAS clause, which provides that “the Grantor and the Beneficiary have entered into a Quota Share Retrocession Agreement in the form set forth as Exhibit A hereto (the “Retrocession Agreement”),” is hereby deleted in its entirety and replaced with the following new first WHEREAS clause:

the Grantor and the Beneficiary have entered into certain Quota Share Retrocession Agreements as set forth on Schedule A hereto (the “Retrocession Agreements”), which Schedule A may be amended from time to time by the Grantor and the Beneficiary.

2.       All references to Retrocession Agreement in the Trust Agreement shall hereafter refer to the Retrocession Agreements.

3.       All other provisions of the Trust Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the dates written below.

PLATINUM UNDERWRITERS REINSURANCE, INC.
as Beneficiary

By:                       /s/ H. Elizabeth Mitchell
Print Name:        H. Elizabeth Mitchell_______
Print Title:         President_________________
Date:                  9/28/07

PLATINUM UNDERWRITERS BERMUDA                                                                      STATE STREET BANK AND
LTD., as Grantor                                                                                              TRUST COMPANY, as Trustee

By:                      /s/ Allan C. Decleir                                                                              By:                  /s/ Kenneth A. Bergeron
Print Name:       Allan C. Decleir___________                                                           Print Name:    Kenneth A. Bergeron
Print Title:         SVP and CFO_____________                                                          Print Title:      Senior Vice President
Date:                  9/27/07                                                            Date:                10/3/07